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                                                                   EXHIBIT 10c12


Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune"), The Chase Manhattan Bank and each of the following persons, to the Trust Agreement and Amendments constituting Exhibits 10c8, 10c9, 10c10 and 10c11 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2000.

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                         Name
                         ----

                    Norman H. Wesley
                    Mark Hausberg
                    Anne C. Linsdau
                    Craig P. Omtvedt
                    Mark A. Roche